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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 30, 1997
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                              Radiant Systems, Inc.
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             (Exact name of registrant as specified in its charter)


Georgia                                0-22065                   11-2749765
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


1000 Alderman Drive, Alpharetta, Georgia                                  30202
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code       (770) 772-3000
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 30, 1997, Radiant Systems, Inc., a Georgia corporation (the "Company"), consummated the acquisition of RSI Merger Corporation, a Georgia corporation ("RSI"). Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 16, 1997, by and among the Company, RSI, RSI Acquisition Corporation., a Georgia corporation and wholly-owned subsidiary of the Company (the "Merger Sub"), and the shareholders of RSI, all individuals residing in the State of Texas (individually "Shareholder" and collectively the "Shareholders"), RSI was merged with and into Merger Sub, whereby RSI became a wholly-owned subsidiary of the Company (the "Subsidiary"). Pursuant to the Merger Agreement, the Shareholders received an aggregate of 199,074 shares of Common Stock of the Company. In addition, the Company repaid approximately $1.3 million of RSI indebtedness in connection with the acquisition.

         RSI is a provider of computer software applications directed toward the full service segment of the food service industry.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:

         At the present time, it is impractical to provide the required financial statements for RSI as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than August 15, 1997 (60 days after this Report is required to be filed).

         (b)      Pro Forma Financial Information:

         At the present time, it is impractical to provide the pro forma financial information relative to the RSI acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than August 15, 1997 (60 days after this Report is required to be filed).

         (c)      Exhibits:

          2.1 - Agreement and Plan of Merger, dated as of May 16, 1997, by and among Radiant Systems, Inc., RSI Acquisition Corporation, RSI Merger Corporation, and each of the Shareholders of RSI Merger Corporation.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RADIANT SYSTEMS, INC.



                                          By:  /s/  John H. Heyman
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                                              John H. Heyman
                                              Executive Vice President and
                                              Chief Financial Officer

Dated: June 10, 1997
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                                  EXHIBIT INDEX




    EXHIBIT NO.                     Description of Exhibit
    -----------                     ----------------------

        2.1 Agreement and Plan of Merger, dated as of May 16, 1997, by and among Radiant Systems, Inc., RSI Acquisition Corporation, RSI
                    Merger Corporation, and each of the Shareholders of RSI Merger
                    Corporation.